EXHIBIT 99.1

                    Certification Pursuant to 18 U.S.C. 1350,

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Quarterly Report on Form 10-Q of HomeCom Communications, Inc. (the "Registrant") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy R. Robinson, the Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                            By:   /s/ Timothy R. Robinson
                                            -----------------------------
                                            Name: Timothy R. Robinson
                                            Date: May 9, 2003


     A signed original of this written statement required by Section 906 has been provided to HomeCom Communications, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.